UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 9, 2021

Qualys, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35662	77-0534145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

919 East Hillsdale Boulevard

Foster City, California 94404

(Address of principal executive offices, including zip code)

(650) 801-6100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	QLYS	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Qualys, Inc. 2021 Employee Stock Purchase Plan

On June 9, 2021, the stockholders of Qualys, Inc. (the “Company”) approved the Company’s 2021 Employee Stock Purchase Plan (the “ESPP”). A description of the material terms of the ESPP is incorporated herein by reference to “Proposal No. 4—Approval of the Qualys, Inc. 2021 Employee Stock Purchase Plan and its Material Terms” contained in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 22, 2021 (the “2021 Proxy Statement”). A copy of the ESPP is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 9, 2021, the Company held its 2021 annual meeting of stockholders (the “Annual Meeting”). Present at the Annual Meeting in person or by proxy were holders of 35,697,031 shares of the Company’s common stock, or approximately 91.8% of the shares outstanding and entitled to vote at the Annual Meeting. The voting results for each of the proposals considered at the Annual Meeting are provided below.

Proposal One – Election of Directors

The stockholders elected each of the following nominees as Class III directors to serve on the Company’s board of directors (the “Board”) until the Company’s 2024 annual meeting of stockholders or until their respective successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey P. Hank	33,342,080	862,644	1,492,307
Sumedh Thakar	33,871,838	332,886	1,492,307

The Board is comprised of seven members who are divided into three classes with overlapping three-year terms. The term of the Company’s Class I directors, Sandra E. Bergeron and Kristi M. Rogers, will expire at the Company’s 2022 annual meeting of stockholders. The term of the Company’s Class II directors, General Peter Pace, Wendy M. Pfeiffer and John Zangardi, will expire at the Company’s 2023 annual meeting of stockholders.

Proposal Two – Ratification of the Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021.

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,569,866	112,544	14,621	—

Proposal Three – Advisory Approval of Executive Compensation

The stockholders cast their votes with respect to the advisory vote to approve the compensation of the Company’s named executive officers as described in the 2021 Proxy Statement, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,137,122	19,978,364	1,089,238	1,492,307

Proposal Four –Approval of ESPP

The stockholders approved the ESPP.

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,152,636	35,619	16,469	1,492,307

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Qualys, Inc. 2021 Employee Stock Purchase Plan

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALYS, INC.

By:	/s/ Joo Mi Kim
Joo Mi Kim
Chief Financial Officer

Date: June 11, 2021